RESEARCH AND DEVELOPMENT, NET	12 Months Ended
Jan. 31, 2024
Research and Development [Abstract]
RESEARCH AND DEVELOPMENT, NET	RESEARCH AND DEVELOPMENT, NET
Our gross research and development expenses for the years ended January 31, 2024, 2023, and 2022, were $107.3 million, $140.4 million and $143.7 million, respectively. We had no reimbursements from the IIA and other government grant programs for the year ended January 31, 2024 and 2023. Reimbursements from the IIA and other government grant programs amounted to $0.3 million for the year ended January 31, 2022, which were recorded as reductions of gross research and development expenses.

We capitalize certain costs incurred to develop our commercial software products, and we then recognize those costs within cost of software revenue as the products are available for sale. Activity for our capitalized software development costs for the years ended January 31, 2024, 2023, and 2022, was as follows:

	Year Ended January 31,
(in thousands)	2024	2023	2022
Capitalized software development costs, net, beginning of year	$9,706	$13,920	$11,315
Software development costs capitalized during the year	2,034	3,408	6,033
Amortization of capitalized software development costs	(3,370)	(4,708)	(3,291)
Business divestiture	—	(2,922)	—
Write-offs of capitalized software development costs	—	—	(142)
Foreign currency translation and other	—	8	5
Capitalized software development costs, net, end of year	$8,370	$9,706	$13,920
During the years ended January 31, 2024 and 2023 there were no write-offs of capitalized software development costs. During the year ended January 31, 2022 we recorded an impairment charge of 0.1 million, in software cost of revenue, reflecting the write-off of previously capitalized software development costs that were deemed non-recoverable based on our expectations of future market conditions.